                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Consolidated Stores Corporation on Amendment No. 1 to Form S-4 of our report dated February 24, 1997, incorporated by reference in the Annual Report on Form 10-K of Consolidated Stores Corporation for the year ended February 1, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP

Dayton, OH

December 12, 1997